                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       Community Bankshares Incorporated
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                        COMMUNITY BANKSHARES INCORPORATED




                                                             April 14, 2000

Dear Shareholder:

         You are invited to attend the Annual Meeting of Shareholders of Community Bankshares Incorporated ("CBI") to be held at the Holiday Inn Select, 1021 Koger Center Boulevard, Richmond, Virginia on Tuesday, May 23, 2000 at 4:00 p.m.

         At the Meeting, you will vote on the election of three directors for a term of three years. Your Board of Directors unanimously supports these individuals and recommends that you VOTE FOR them as directors.

         Whether or not you plan to attend the meeting, please complete, sign and date the enclosed proxy card and return it promptly in the enclosed envelope. Your vote is important regardless of the number of shares that you own. We look forward to seeing you at the Meeting.


                                      /s/ Nathan S. Jones, 3rd
                                      ------------------------------------
                                      Nathan S. Jones, 3rd
                                      President and Chief Executive Officer







                        Community Bankshares Incorporated
                            200 North Sycamore Street
                           Petersburg, Virginia 23804

                        COMMUNITY BANKSHARES INCORPORATED

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS To
                      be held on May 23, 2000 at 4:00 p.m.



         The Annual Meeting of Shareholders of Community Bankshares Incorporated ("CBI") will be held on Tuesday, May 23, 2000 at 4:00 p.m., at the Holiday Inn Select, 1021 Koger Center Boulevard, Richmond, Virginia for the following purposes:

         1. To elect three directors to serve for a three-year term or until their successors are elected and qualify.

         2. To transact such other business as may properly come before the Meeting or any adjournments or postponements of the Meeting.

         The Board of Directors has fixed March 31, 2000 as the record date for the Meeting and only holders of record of Common Stock at the close of business on that date are entitled to receive notice of and to vote at the Meeting or any adjournments or postponements of the Meeting.

                                    By Order of the Board of Directors

                                    /s/ Nathan S. Jones, 3rd
                                    ------------------------------
                                    Nathan S. Jones, 3rd
                                    President and Chief Executive Officer


April 14, 2000



             PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY PROMPTLY, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.

                        COMMUNITY BANKSHARES INCORPORATED
                            200 North Sycamore Street
                           Petersburg, Virginia 23803

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                             To Be Held May 23, 2000

            This Proxy Statement is being furnished to shareholders of Community Bankshares Incorporated ("CBI") in connection with the solicitation of proxies by the Board of Directors of CBI for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at the Holiday Inn Select, 1021 Koger Center Boulevard, Richmond, Virginia on Tuesday, May 23, 2000 at 4:00 p.m. or any postponements or adjournments of the Annual Meeting.

            The shareholder giving a proxy may revoke it at any time before it is voted by (i) giving notification in person or by writing to CBI, (ii) submitting to CBI a subsequently dated proxy or (iii) attending the Annual Meeting and withdrawing the proxy before it is voted. All shares represented by a proxy, when executed and not so revoked, will be voted, and, if the proxy contains any specific instructions, it will be voted in accordance with such instructions. If no contrary instructions are given, each proxy received will be voted FOR the slate of director nominees.

            The cost of the solicitation of proxies will be borne by CBI. In addition to solicitation by use of the mail, officers and employees of CBI (who will not be compensated in addition to their regular salaries) may solicit proxies from shareholders personally or by telephone. CBI will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to beneficial owners of Common Stock of CBI. This Proxy Statement and the related proxy are being mailed to shareholders of record as of March 31, 2000 (the "Record Date") on or about April 14, 2000.

            CBI has 20,000,000 authorized share of Common Stock, par value $3.00 per share. On the Record Date, there were 2,733,329 issued and outstanding shares of Common Stock. Holders of Common Stock will vote as a single class at the Annual Meeting. Each outstanding share of Common Stock will entitle its holder to one vote on each matter presented at the Annual Meeting.

            A shareholder may abstain or (only with respect to the election of directors) withhold his or her vote (collectively, "Abstentions") with respect to each item submitted for shareholder approval. Abstentions will be counted for purposes of determining the existence of a quorum. Abstentions will not be counted as voting in favor of the relevant item.

            A broker who holds shares in "street name" has the authority to vote on certain items when it has not received instructions from the beneficial owner. Except for certain items for which brokers are prohibited from exercising their discretion, a broker is entitled to vote on matters put to shareholders without instructions from the beneficial owner. Where brokers do not have or do not exercise such discretion, the inability or failure to vote is referred to as a "broker nonvote." Under the circumstances where the broker is not permitted to, or does not, exercise its discretion, assuming proper disclosure to CBI of such inability to vote, broker nonvotes will not be counted for purposes of determining the existence of a quorum and will not be counted as not voting in favor of the particular matter.

                                   PROPOSAL I
                              ELECTION OF DIRECTORS

            CBI's Board of Directors is divided into three classes. At the Annual Meeting, three directors are expected to be elected to Class III to hold office for a term of three years or until their respective successors are duly elected and qualify. Unless authority to do so is withheld, shares represented by properly executed proxies in the enclosed form will be voted for the election of the three persons named below. All nominees have consented to be named and have indicated their intent to serve if elected. If nominees become unavailable, the Board of Directors will designate substitutes for whom the proxies in the enclosed form are to be voted, or will reduce the size of the Board to the number of remaining nominees for whom the proxies will be voted. At this time, the Board knows of no reason why any of the nominees listed below may not be able to serve as a director if elected. The proxy also confers discretionary authority upon the persons named or their substitutes, with respect to any other matter that may properly come before the Annual Meeting.

            In the election of directors, those persons receiving the greatest number of votes will be elected even if they do not receive a majority.

       Class III (to serve until the 2003 Annual Meeting of Shareholders)


                        Principal Occupation or Employment                   Director
Name                    During Last Five Years                               Since            Age
----                    ----------------------                               -----            ---
David E. Hudgins        David E. Hudgins and Associates, Inc. -              1996             67
                        Insurance and Real Estate Appraiser;
                        Director of Commerce Bank of Virginia,
                        Richmond, Virginia

H.E. Richeson           President and Director of County Bank                1997             58
                        of Chesterfield, Midlothian, Virginia

Alvin L. Sheffield      Retired President, L.A. Sheffield Transfer           1984             68
                        and Storage, Incorporated, Petersburg,
                        Virginia; Chairman and Director of The
                        Community Bank, Petersburg, Virginia

            THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE NOMINEES SET FORTH ABOVE.

Directors Continuing in Office

            There are six directors whose present term of office will continue after the Annual Meeting until 2001 or 2002, as indicated below, or until their respective successors are duly elected and qualify. The remaining directors have served continuously since the year that they joined the Board.

        Class I (to serve until the 2001 Annual Meeting of Shareholders)



                              Principal Occupation or Employment                   Director
Name                          During Last Five Years                               Since            Age
----                          ----------------------                               -----            ---
Nathan S. Jones, 3rd          President and Chief Executive Officer,               1984              54
                              Community Bankshares Incorporated,
                              Petersburg and Chief Executive Officer
                              and Director of The Community Bank,
                              Petersburg, Virginia

Harold L. Vaughn              President-Southern Hardware and Building             1984              69
                              Corporation, Incorporated, Petersburg,
                              Virginia; Director of The Community Bank,
                              Petersburg, Virginia

Jack W. Miller, Jr.           Chairman and Chief Executive Officer, Roller         1997              68
                              Bearing Industries, Incorporated; Director of
                              County of Bank of Chesterfield, Midlothian,
                              Virginia

        Class II (to serve until the 2002 Annual Meeting of Shareholders)

                              Principal Occupation or Employment                   Director
Name                          During Last Five Years                               Since            Age
----                          ----------------------                               -----            ---

Sam T. Beale                  Lawyer- Beale, Balfour, Davidson &                   1996             62
                              Etherington, P.C., Richmond, Virginia;
                              Chairman of the Board of Community
                              Bankshares Inc., Petersburg, Virginia;
                              Director of Commerce Bank of Virginia,
                              Richmond, Virginia





Richard C. Huffman            Retired President and Chief Executive                1996              60
                              Officer, Commerce Bank of Virginia,
                              Richmond, Virginia; Director of
                              Commerce Bank of Virginia

Vernon E. LaPrade, Jr.        President, Model Realty, Inc., Midlothian,           1997              67
                              Virginia; Director of County Bank
                              Chesterfield, Midlothian, Virginia

Board of Directors and Certain Committees

            There were six meetings of the Board of Directors of CBI in 1999. Each director attended more than 75% of the meetings of the Board of Directors and meetings of committees of which the director was a member in 1999.

            The Audit Committee consists of Messrs. Hudgins, Vaughn and Miller and is responsible for reviewing the scope and results of CBI's annual audit, reviewing the internal accounting and control systems, and reviewing and recommending the auditors to be appointed by the Board of Directors. The Auditing Committee met four times during the year ended December 31, 1999.

            The Compensation Committee consists of Messrs. LaPrade, Hudgins and Sheffield and is responsible for establishing policies with regard to the compensation packages for the Chief Executive Officers of the respective banks. The Compensation Committee met four times during the year ended December 31, 1999.

Director Compensation

            Directors of CBI receive no compensation from CBI. However, all directors of CBI are directors of either The Community Bank, Commerce Bank of Virginia or County Bank of Chesterfield, each of which compensates its directors.

            The Community Bank. Each director of The Community Bank receives a monthly retainer of $500 and a fee of $500 for each meeting attended. In 1999, directors of The Community Bank received in the aggregate $119,500 as compensation for their services as directors. In July 1993, pursuant to CBI's Incentive Stock Option and Nonstatutory Stock Option Plan, each director of The Community Bank, except Mr. Jones, was granted a nonstatutory option to purchase 10,000 shares of Common Stock. The options were granted at a price of $6.25 per share and are exercisable at anytime before July 20, 2003, on which date such options expire.

            Commerce Bank of Virginia. Each director of Commerce Bank of Virginia receives a monthly retainer of $350 and a fee of $500 for each meeting attended. In 1999, directors of Commerce Bank of Virginia received in the aggregate $99,300 as compensation for their services as directors.

            Commerce Bank of Virginia also maintains a Deferred Compensation Plan for the benefit of its directors. Contributions to the plan for the years ended December 31, 1999, 1998 and 1997 amounted to $13,431 per year. The Deferred Compensation Plan provides each director with an annual benefit payment upon attaining 70 years of age. In addition, benefit payments are available upon early retirement, termination and death as defined by the plan.

            County Bank of Chesterfield. Each director of County Bank of Chesterfield receives a monthly retainer of $500 and a fee of $500 for each monthly board meeting attended. In addition, in 1994, each director of County Bank of Chesterfield was granted an option to purchase 8,000 shares of the common stock of County Bank of Chesterfield at a price of $8.19 per share. In 1996, two additional directors who were not directors in 1994 each were granted an option to purchase 2,000 shares of the common stock of County Bank of Chesterfield at a price of $13.50 per share. In July, 1997, in connection with CBI's acquisition of County Bank of Chesterfield, the options granted in 1994 were converted into options to purchase 8,843 shares of CBI Common Stock at a price of $7.41 per share and the options granted in 1996 were converted into options to purchase 2,211 shares of CBI Common Stock at a price of $12.21 per share, respectively. These options expire on August 9, 2004 and September 10, 2006, respectively. In 1999, directors of County of Bank of Chesterfield received in the aggregate $90,500 as compensation for their services as directors.

Security Ownership of Certain Beneficial Owners and Management

            The table below presents certain information as of March 31, 2000, regarding beneficial ownership of shares of Common Stock by all directors and nominees for director, by each of the executive officers named in the "Summary Compensation Table", by all directors and executive officers as a group. No shareholder owns more than five percent of the outstanding shares of CBI's Common Stock. For the purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), under which, in general, a person is deemed to be a beneficial owner of a security if he has or shares the power to vote or direct the voting of the security or the power to dispose of to direct disposition of the security, or if he has the right to acquire beneficial ownership of the security within 60 days.




                                          Amount and Nature of
Name of Beneficial Owner                  Beneficial Ownership (1)              Percent of Class (2)
------------------------                  ------------------------              --------------------
Directors and Executive Officers
Sam T. Beale                                         105,846                          3.87
David E. Hudgins                                      31,679                          1.16
Richard C. Huffman                                    57,069                          2.09
Nathan S. Jones, 3rd                                 135,060                          4.91
Vernon E. LaPrade, Jr.                                42,009                          1.54
Jack W. Miller, Jr.                                   17,077                          0.62
H.E. Richeson                                         39,542                          1.45
Alvin L. Sheffield                                    54,540                          1.99
Harold L. Vaughn                                      28,118                          1.03

All executive officers and                           510,940                         18.23
directors as a group (9 persons)

Other

Community Bankshares Incorporated                    233,740                          8.55
Employee Stock Ownership Plan
P.O. Box 2166
Petersburg, VA 23804

-------------------------------
(1) Includes presently exercisable options to purchase Common Stock granted in 1993 to The Community Bank's directors under CBI's Incentive Stock Option and Nonstatutory Stock Option Plan and in 1994 and 1996 to County Bank of Chesterfield's directors.

(2) Based on 2,733,329 shares of Common Stock issued and outstanding as of March 31, 2000 and assumes the exercise of options to purchase shares of Common Stock.

(3) Does not include unallocated shares held in trust pursuant to CBI's Employee Stock Ownership Plan by Mr. Jones as trustee. Shares that have not been allocated to participants are voted by the trustees.

Executive Compensation

            The following table sets forth the annual compensation paid or accrued by CBI and its subsidiaries to Nathan S. Jones, 3rd, President and Chief Executive Officer of CBI and the Community Bank, to H.E. Richeson, President and Chief Executive of County Bank of Chesterfield and to John M. Wiatt, Jr., President and Chief Executive Officer of Commerce Bank of Virginia, for the three fiscal years ended December 31, 1999.





                           Summary Compensation Table
                               Annual Compensation

                                                                                    Long Term
                                                                                     Compen-
                                                                                     sation
                                                                                    Number of
                                                                                    Securities       All Other
Name and                                                         Other Annual       Underlying     Compensation
Principal Position           Year        Salary(1)   Bonus       Compensation        Options         (3)(4)(5)
------------------           ----        ---------   -----       ------------        -------         ---------
Nathan S. Jones, 3rd         1999        $174,051   $30,360          (2)               -0-             $14,525
President and Chief          1998        $168,006   $27,846          (2)               -0-             $18,370
Executive Officer,           1997        $162,000   $27,840          (2)               -0-             $21,250
CBI and The
Community Bank

H. E. Richeson               1999        $153,500   $35,000          (2)               -0-             $93,518
President and Chief          1998        $147,500   $20,000          (2)               -0-             $26,185
Executive Officer,           1997        $118,000   $15,000          (2)              10,000           $16,000
County Bank of
Chesterfield

John M. Wiatt, Jr.           1999        $93,500   $21,600           (2)               -0-             $30,436
President and Chief          1998        $82,500   $17,092           (2)               -0-             $30,276
Executive Officer,           1997        $76,500   $29,840           (2)               -0-             $31,280
Commerce Bank of
Virginia

------------------------------
(1)   Includes directors' fees.

(2) The value of perquisites and other personal benefits did not exceed the lessor of $50,000 or ten percent of total annual salary and bonus.

(3) For Mr. Jones includes: (i) $13,350, $16,839 and $19,790 in contributions by The Community Bank to its ESOP and 401-K Plan, and (ii) $1,175, $1,531 and $1,460 paid by The Community Bank on Mr. Jones' behalf for term life insurance, in each of 1999, 1998 and 1997, respectively.

(4) For Mr. Richeson includes: $78,165, $26,185 and $16,000 in contributions by County Bank of Chesterfield for a Non-Qualified Deferred Compensation Plan (the "Plan") in each of 1999, 1998 and 1997, respectively. 1999 represented the final contribution to the Plan. Includes for 1999, contributions by County Bank of Chesterfield to its ESOP- $6,586, to its 401-K Plan - $6,148 and $2,619 for term life insurance.

(5) For Mr. Wiatt includes: (i) $1,817, $2,908 and $6,330 in contributions by Commerce Bank of Virginia to its ESOP, and (ii) $3,884, $3,713 and $2,295 in contributions by Commerce Bank of Virginia to its 401(k) plan for 1999, 1998 and

1997, respectively. Also includes $12,278, $11,199 and $10,198 accrued in connection with an executive supplemental retirement agreement for 1999, 1998 and 1997, respectively, and the value of premiums advanced by Commerce Bank of Virginia under a split-dollar life insurance agreement in the amount of $12,457 for 1999, 1998 and 1997.

Supplemental Retirement Agreement

            Commerce   Bank  of  Virginia   and  Mr.  Wiatt  are  parties  to  a
supplemental retirement agreement dated December 23, 1994, which provides benefits in the even of retirement or death prior to retirement. Under the agreement, Mr. Wiatt will be entitled to an annual benefit of $34,831 for a period of 10 years if he retires after attaining age 65. All benefits under the agreement are conditioned upon Mr. Wiatt's continuous employment by Commerce Bank of Virginia.

Deferred Compensation Plan

            During 1995, Commerce Bank of Virginia adopted a Deferred Compensation Plan for the benefit of certain of its officers, including Mr. Wiatt. Contributions of $34,572, $34,572 and $29,234 were made to the plan during the years ended December 31, 1999, 1998, 1997, respectively. This Deferred Compensation Plan provides each covered officer with an annual benefit payment upon retirement. In addition, benefit payments are available upon death or early termination as defined by the plan.

Employment Contracts

            CBI and Mr. Jones are parties to an employment contract for a term beginning July 1, 1995 and ending June 30, 1998, with automatic renewals at the ending date for successive terms of one year, which provides for his employment as President and Chief Executive Officer, Under the contract Mr. Jones is entitled to annual base compensation of $112,500. Any increases in base compensation are at the discretion of the Board of Directors. The contract will renew for successive terms of one year each if it is not expressly terminated by Mr. Jones or CBI. If during the term of the contract, CBI terminates Mr. Jones' employment without cause, CBI must continue Mr. Jones' salary and benefits for six months. The contract provides for increased severance pay if Mr. Jones' employment terminates within three years after a change of control of CBI. In that case, Mr. Jones is entitled to a payment equal to 2.99 times his cash compensation for the twelve months that precede the termination of his employment and a continuation of fringe benefits. However, the payments to Mr. Jones under the contract following a change of control will be reduced, if necessary so that no such payments would constitute an "excess parachute payment" under Section 280G of the Internal Revenue Code. As of January 1, 2000, the cash amount payable to Mr. Jones if his employment is terminated after a change of control would be $575,309.00

            CBI and Mr.  Richeson  are parties to an  employment  contract for a term beginning June 1, 1994 and ending June 1, 1998, with automatic renewals at the ending date for successive terms of one year, which provides for his employment as President and Chief Executive Officer of County Bank of Chesterfield. Under the contract, Mr. Richeson is entitled to annual base compensation of $92,500. Any increases in base compensation are at the discretion of the Board of Directors of County Bank of Chesterfield. The contract will continue to renew for successive terms of one year each if it is not expressly terminated by Mr. Richeson or County Bank of Chesterfield. If, during the term of the contract, County Bank of Chesterfield terminates Mr. Richeson's employment without cause, it must continue Mr. Richeson's salary and benefits for six months. The contract provides for increased severance pay if Mr. Richeson resigns for good reason (as defined in his agreement) or Mr. Richeson's employment terminates within one year after a change of control of CBI. In such case, Mr. Richeson is entitled to a payment equal to 2.99 times his cash compensation for the twelve months that precede the termination of his employment and a continuation of fringe benefits for three years. Mr. Richeson's employment contract also provides for deferred compensation of $5,000 per month for a period of five years, beginning at age 65. As of January 1, 2000, the cash amount payable to Mr. Richeson if his employment is terminated after a change of control would be $527,735.00.

            CBI and Mr. Wiatt are parties to an employment contract for a term beginning January 1, 1995 and ending December 31, 1995, with automatic renewals at the ending date for successive terms of one year. Under the contract, Mr. Wiatt is entitled to annual base compensation of $76,995. Any increases in base compensation are at the discretion of the Board of Directors of Commerce Bank of Virginia. The contract will continue to renew for successive terms of one year each if it is not expressly terminated by Mr. Wiatt or Commerce Bank of Virginia. If, during the term of the contract, Commerce Bank of Virginia terminates Mr. Wiatt's employment without cause, it must continue Mr. Wiatt's salary and benefits for three months. The contract provides for increased severance pay if Mr. Wiatt's employment terminates within one year after a change of control of CBI. In that case, Mr. Wiatt is entitled to a payment equal to his cash compensation for the twelve months that precede the termination of his employment and a continuation of fringe benefits. As of January 1, 2000, the cash amount payable to Mr. Wiatt if his employment is terminated after a change of control would be $109,100.

Option Exercises and Holdings

            All options held by the named executive officers at December 31, 1999 were exercisable. The following tables set forth information with respect to exercised and unexercised options held by such officers as of the end of the fiscal year.

                          Fiscal Year End Option Values

                                                 Number of Securities Underlying    Value of Unexercised
                                                 Unexercised Options on             In-The-Money Options on
                                                 December 31, 1999                  December 31, 1999 (1)
                                                 -----------------                  ---------------------
                          Shares
                          Acquired on        Value
Name                      Exercise (#)       Realized ($)      Exercisable        Unexercisable     Exercisable      Unexercisable
----                      ------------       ------------      -----------        -------------     -----------      -------------
Nathan S. Jones, 3rd         1,000              $15,750         19,000                 -0-          $299,250              -0-

H.E. Richeson                  -0-                  -0-         30,000                 -0-          $414,300              -0-

----------------------------
(1) The value of unexercised in-the-money options at fiscal year end was calculated by determining the difference between the market value per share of Common Stock at December 31, 1999 ($22.00) and the per share exercise price of the options.

Interest of Management in Certain Transactions

            Certain directors and officers and their associates were customers of and had transactions with CBI and its subsidiaries during 1999 and up to the present time. All loans and commitments to loan by CBI and its subsidiaries to directors and officers were made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features. CBI expects to have, in the future, similar banking transactions with directors and officers. The aggregate balance of loans outstanding to directors and officers of CBI and its subsidiaries and their associates was 11.2 million (33% of Shareholders' Equity) on December 31, 1999.

            In addition, the real property at the location of Commerce Bank of Virginia's Hanover County branch is owned by The Atlee Station Co., of which Sam
T. Beale, a director of CBI, is the principal shareholder. This lease has a term of ten years and expires on December 31, 2005. The lease provides for rent in the amount of $3,400 per month beginning January 1, 2000, with an annual increase of three percent through the end of the term.

Section 16 (a) Beneficial Ownership Reporting Compliance

            Under Section 16(a) of the Exchange Act, directors and executive officers of CBI are required to file reports with the Securities and Exchange Commission and CBI of their beneficial ownership and changes in ownership of Common Stock.

            Based on a review of the forms that were filed and representations of the directors and executive officers, CBI believes that all required forms were timely filed for the year ended December 31, 1999.

           RELATIONSHIP WITH INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

            Mitchell, Wiggins and Company LLP has been CBI's independent certified public accountants since 1984. CBI's consolidated financial statements for the year ended December 31, 1999 were examined by Mitchell, Wiggins and Company LLP.

            CBI anticipates that Mitchell, Wiggins and Company LLP will be selected as CBI's auditors for fiscal year 2000. Representatives of Mitchell, Wiggins and Company LLP are expected to be present at the Annual Meeting and will be available to respond to appropriate questions.

                      SHAREHOLDER NOMINATIONS AND PROPOSALS

            The Bylaws of CBI permit any shareholder entitled to vote to submit nominations for directors and proposals for business at annual meetings. Such nominations and proposals must be made in writing and must be mailed or delivered to the Secretary of CBI not less than 60 days no more than 90 days prior to the annual meeting of shareholders. A written notice of nomination must include (a) the nominee's name, age, business address and residence address, (b) the nominee's principal occupation and (c) the number of shares of CBI that the nominee owns. A written notice of nomination must also include the name and address of the nominating shareholder and the number of shares of CBI that the nominating shareholder owns. Nominations not made in accordance with the above procedure may, in the sole discretion of the chairman of the meeting, be disregarded.

            A written notice of proposal for business must include (a) a brief description of the business desired to be brought at the meeting and the reasons for conducting such business at the meeting, (b) the name and address of the proposing shareholder, (c) the number of shares of CBI that the proposing shareholder owns, and (d) any material interest of the shareholder in the proposal. Proposals not made in accordance with the above procedure may, in the sole discretion of the chairman of the meeting, be disregarded.

            Shareholders having director nominations or other proposals which they desire to present at next year's annual meeting should, if they desire that such proposals be included in the Board of Director's proxy statement relating to such meeting, submit such proposals in time to be received by CBI at its principal executive office in Petersburg, Virginia not later than January 7, 2001. All such submissions must comply with the requirements of Rule 14(a)-8 of the Securities and Exchange Commission under the Exchange Act, and the Board of Directors directs the attention of interested shareholders to that Rule.

                     ANNUAL REPORT AND FINANCIAL STATEMENTS

            A copy of CBI's Annual Report to Shareholders for the year ended December 31, 1999 accompanies this Proxy Statement. The Annual Report includes consolidated financial statements as of and for the three years ended December 31, 1999, 1998 and 1997, together with related notes, and the report of Mitchell, Wiggins and Company LLP, independent certified public accountant for such years. Additional copies may be obtained by written request to the Secretary of CBI at the address indicated below. Such Annual Report is not a part of the proxy solicitation materials.

            UPON RECEIPT OF A WRITTEN REQUEST OF ANY PERSON, WHO, ON THE RECORD DATE, WAS RECORD OWNER OF COMMON STOCK OR WHO REPRESENTS IN GOOD FAITH THAT HE OR SHE WAS ON SUCH DATE THE BENEFICIAL OWNER OF SUCH STOCK ENTITLED TO VOTE AT THE ANNUAL MEETING OF SHAREHOLDERS, CBI WILL FURNISH TO SUCH PERSON, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999 AND THE EXHIBITS REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE EXCHANGE ACT. ANY SUCH REQUEST SHOULD BE MADE IN WRITING TO, NATHAN S. JONES, 3rd, PRESIDENT, COMMUNITY BANKSHARES INCORPORATED, 200 NORTH SYCAMORE STREET, PETERSBURG, VIRGINIA 23803. THE FORM 10-K IS NOT A PART OF THE PROXY SOLICITATION MATERIALS.

                                  OTHER MATTERS

            At the date of this Proxy Statement, the Board of Directors knows of no matter to come before the meeting other than those stated in the notice of the meeting. As to other matters, if any, that may properly come before the meeting, it is intended that proxies in the accompanying form will be voted in accordance with the best judgment of the person or persons named in the proxy.

            We hope that you will be able to attend this meeting. If you cannot be present, please execute the enclosed proxy and return it in the accompanying envelope (no postage required) as promptly as possible.



                          By Order of the Board of Directors

                          /s/ Nathan S. Jones, 3rd
                          -----------------------------------
                          Nathan S. Jones, 3rd
                          President and Chief Executive Officer
                          April 14, 2000

                        Community Bankshares Incorporated
               Proxy Solicited on Behalf of the Board of Directors

            The undersigned  appoints Sam T. Beale,  Richard C. Huffman and Jack
W. Miller jointly and severally, proxies, with full power to act alone, and with full power of substitution, to represent the undersigned and to vote, as designated below and upon all other matters that may properly be brought before the Annual Meeting of Shareholders of Community Bankshares Incorporated ("CBI"), all shares of Common Stock which the undersigned would be entitled to vote at such meeting to be held at the Holiday Inn Select, 1021 Koger Center Boulevard, Richmond, Virginia, on Tuesday, May 23, 2000 at 4:00 p.m., local time, or any adjournment, for the following purposes:

    1.   To elect as directors the three nominees listed below.

         [  ] FOR nominees listed below              [  ] WITHHOLD AUTHORITY to
              (except as written on the line below)       vote for all nominees
                                                          listed below

                                David E. Hudgins
                                 H. E. Richeson
                               Alvin L. Sheffield

(INSTRUCTION: To withhold authority to vote for any individual nominee listed above, write that nominee's name on the space provided below.)

                  --------------------------------------------

            2. In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting or any adjournment of the meeting.

THE PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED IN THIS PROXY BY THE SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED ABOVE.


                            -----------------------------------
                                      Signature

                            -----------------------------------
                                      Signature

                             Date:
                                 ------------------------------
                                 (If signing as an Attorney,
                                  Administrator, Executor or
                                  Trustee, please add your title.)


                   PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY